UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 12, 2005

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

7 Sylvan Way Parsippany, New Jersey		07054
(Address of principal executive office)		(Zip Code)

(973) 496-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 6, 2005, Perb Fortner, Executive Vice President, Operations of the Company notified the Company of his retirement.  In connection with Mr. Fortner’s retirement, the Company executed a Consulting Agreement with Mr. Fortner dated May 10, 2005.  Under the terms of the Consulting Agreement, Mr. Fortner will provide transitional services and work on special projects from time to time.  The term of the Consulting Agreement is 18 months and the fee payable to Mr. Fortner is $20,000 per month.  The Consulting Agreement also contains customary confidentiality and non-competition provisions.

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2005, we issued a press release announcing our preliminary annual tax filing results for fiscal 2005. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

See Exhibit Index.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

	By:	/s/ Mark L. Heimbouch

Mark L. Heimbouch
Senior Vice President and Chief Financial Officer

Date: May 12, 2005

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JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated May 12, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 12, 2005: Jackson Hewitt Reports Preliminary Annual Tax Filing Results